GOODWILL	12 Months Ended
Dec. 28, 2012
Notes to Financial Statements [Abstract]
GOODWILL

NOTE 9. GOODWILL AND INTANGIBLE ASSETS

Goodwill

The following tables present the changes in goodwill allocated to our reportable segments and reporting units from December 31, 2010 to December 28, 2012:

(In millions)	Goodwill Balance as of December 31, 2010	Acquisitions	Goodwill Impairment	Other Adjustments (1)	Goodwill Balance as of December 30, 2011

Infrastructure & Environment Operating Segment	$754.6	$12.2	$—	$(8.7)	$758.1

Federal Services Operating Segment	854.8	202.1	(348.3)	—	708.6

Within the Energy & Construction Operating Segment:
Global Management and Operations Services Group	565.4	—	(160.0)	—	405.4
Civil Construction & Mining Group	293.9	—	(81.6)	—	212.3
Industrial/Process Group	189.4	—	(71.4)	—	118.0
Power Group	735.1	—	(164.5)	—	570.6
Total Energy & Construction Operating Segment	1,783.8	—	(477.5)	—	1,306.3

Total	$3,393.2	$214.3	$(825.8)	$(8.7)	$2,773.0

(In millions)	Goodwill Balance as of December 30, 2011	Acquisitions	Goodwill Impairment	Other Adjustments (1)	Goodwill Balance as of December 28, 2012

Infrastructure & Environment Operating Segment	$758.1	$—	$—	$14.8	$772.9

Federal Services Operating Segment	708.6	—	—	1.7	710.3

Within the Energy & Construction Operating Segment:
Global Management and Operations Services Group	405.4	—	—	—	405.4
Civil Construction & Mining Group	212.3	—	—	—	212.3
Industrial/Process Group	118.0	—	—	—	118.0
Power Group	570.6	—	—	—	570.6
Total Energy & Construction Operating Segment	1,306.3	—	—	—	1,306.3

Oil & Gas Operating Segment	—	456.3	—	1.3	457.6

Total	$2,773.0	$456.3	$—	$17.8	$3,247.1

  For the year ended December 30, 2011, “Other Adjustments” include an adjustment for the final allocation of our purchase price of Scott Wilson of $5.3 million, an adjustment resulting from the sale of a business of $2.2 million, and an adjustment for foreign currency translation of $1.2 million. For the year ended December 28, 2012, “Other adjustments” include an adjustment for foreign currency translation of $16.1 million, and an adjustment for the final allocation of our purchase price of Apptis of $1.7 million.

The net change in the carrying amount of goodwill for the year ended December 28, 2012 was primarily due to our acquisition of Flint. See Note 8, “Acquisitions,” for more information regarding our acquisition of Flint.

The net change in the carrying amount of goodwill for the year ended December 30, 2011 was primarily due to the following:

  Our acquisitions of Apptis and two small engineering companies. See Note 8, “Acquisitions,” for more information regarding our acquisition of Apptis.
  A goodwill impairment charge of $825.8 million for the year ended December 30, 2011. See “Goodwill Impairment Review” below for a more detailed discussion.

Goodwill Impairment Review

We have identified seven reporting units. In determining our reporting units, we considered (i) whether an operating segment or a component of an operating segment is a business, (ii) whether discrete financial information is available, (iii) whether the financial information is regularly reviewed by management of the operating segment, and (iv) how the operations are managed or how an acquired entity is integrated in the business operations. During our fiscal year 2012, we added a new division resulting from the acquisition of Flint and concluded that the following are our reporting units:

  The Infrastructure & Environment Operating Segment (the “IE reporting unit”)
  The Federal Services Operating Segment
  Within the Energy & Construction Operating Segment:
  Global Management and Operations Services Group
  Civil Construction and Mining Group
  Industrial/Process Group
  Power Group
  The Oil & Gas Operating Segment

The fair value measurements were calculated using unobservable inputs to our discounted cash flows, which are classified as Level 3 within the fair value hierarchy. To arrive at the cash flow projections used in the calculation of fair values for our goodwill impairment review, we use estimates of economic and market activity for the next ten years. The key assumptions we used to estimate the fair values of our reporting units are:

  Revenue growth rates;
  Operating margins;
  Capital expenditure needs;
  Working capital requirements;
  Discount rates; and
  Terminal value capitalization rate (“Capitalization Rate”)

Of the key assumptions, the discount rates and the Capitalization Rate are market-driven. These rates are derived from the use of market data and employment of the weighted-average cost of capital. The company-dependent key assumptions are the revenue growth rates and the projected operating margins and are subject to much greater influence from our actions. The company-dependent key assumptions reflect the influence of other potential assumptions, since the assumptions we identified that affect the projected operating results would ultimately affect either the revenue growth or the profitability (operating margin) of the reporting unit. For example, any adjustment to contract volume and pricing would have a direct impact on revenue growth, and any adjustment to the reporting unit's cost structure or operating leverage would have a direct impact on the profitability of the reporting unit. For the purpose of the income approach, we used discount rates that are commensurate with the risk and uncertainty inherent in the respective reporting units and in our internally-developed forecasts. Actual results may differ from those assumed in our forecasts and changes in assumptions or estimates could materially affect the determination of the fair value of a reporting unit, and therefore could affect the amount of potential impairment.

When performing our impairment analysis, we also reconcile the sum of the fair values of our reporting units with our market capitalization to determine if the sum reasonably reconciles with the external market indicators. If our reconciliation indicates a significant difference between our external market capitalization and the sum of the fair values of our reporting units, we review and adjust the assumptions employed in our analysis, and examine if the implied control premium is reasonable in light of current market conditions.

Inherent in our development of the present value of future cash flow projections are assumptions and estimates derived from a review of our expected revenue growth rates, profit margins, business plans, cost of capital and tax rates. We also make assumptions about future market conditions, market prices, interest rates, and changes in business strategies. Changes in our assumptions or estimates could materially affect the determination of the fair value of a reporting unit and, therefore, could eliminate the excess of fair value over the carrying value of a reporting unit entirely and, in some cases, could result in impairment. Such changes in assumptions could be caused by a loss of one or more significant contracts, reductions in government and/or private industry spending, including federal government sequestration, or a decline in the demand of our services due to changing economic conditions. Given the contractual nature of our business, if we are unable to win or renew contracts; unable to estimate and control our contract costs; fail to adequately perform to our clients' expectations; fail to procure third-party subcontractors, heavy equipment and materials; or fail to adequately secure funding for our projects, our profits, revenues and growth over the long-term would decline and such a decline could significantly affect the fair value assessment of our reporting units and cause our goodwill to become impaired.

Goodwill was allocated to the reporting units based upon the respective fair values of the reporting units at the time of the various acquisitions that gave rise to the recognition of goodwill.

We perform our annual goodwill impairment review as of the end of the first month following our September reporting period and also perform interim impairment reviews if triggering events occur. Our 2012 annual review, performed as of October 26, 2012, did not indicate any further adjustment to our goodwill. No events or changes in circumstances have occurred that would indicate any additional impairment adjustment of goodwill since our annual testing date. We continue to monitor the recoverability of our goodwill.

During fiscal year 2011, our market capitalization was reduced due to the stock market volatility and declines in our stock price. For the year ended December 30, 2011, we recorded goodwill impairment charges in five of our reporting units totaling $825.8 million ($732.2 million after tax). There was no goodwill impairment for any of our reporting units during the years ended December 28, 2012 and December 31, 2010. These non-cash charges reduced goodwill recorded in connection with previous acquisitions and did not impact our overall business operations.

Declines in our stock price or in the values of other market participants in the construction and engineering industry, continued deterioration of market and economic conditions that may adversely impact our ability to meet our projected results, declines in our stock price caused by continued volatility in the financial markets that may result in increases in our weighted-average cost of capital or other inputs to our goodwill assessment, and the occurrence of events that may reduce the fair value of a reporting unit below its carrying amount, such as the sale of a significant portion of one or more of our reporting units could result in future impairment charges to our reporting units.

Our annual impairment test indicated no impairment for any of the reporting units because the fair value of each reporting unit substantially exceeded its carrying value. Below is a table showing, for each reporting unit, the percentage of the fair value that exceeded the carrying value:

(in millions)	Goodwill Balance as of December 28, 2012	Reporting Unit Fair Value	Reporting Unit Carrying Value	Percent Above Carrying Value

Infrastructure & Environment Operating Segment	$772.9	$1,512.0	$1,341.5	12.7%

Federal Services Operating Segment	710.3	1,218.0	1,017.0	19.8%

Within the Energy & Construction Operating Segment:
Global Management and Operations Services Group	405.4	834.0	677.0	23.2%
Civil Construction & Mining Group	212.3	356.0	267.9	32.9%
Industrial/Process Group	118.0	263.0	157.8	66.7%
Power Group	570.6	789.0	633.3	24.6%
Total Energy & Construction Operating Segment	1,306.3	2,242.0	1,736.0	29.1%

Oil & Gas Operating Segment	457.6	1,712.0	1,502.8	13.9%

Total	$3,247.1	$6,684.0	$5,597.3	19.4%

Intangible Assets

Intangible assets are comprised of customer relationships, contracts, backlog, trade name, favorable leases and other. As of December 28, 2012 and December 30, 2011, the cost and accumulated amortization of our intangible assets were as follows:

(In millions)	Customer Relationships, Contracts, and Backlog	Trade Name	Favorable Leases and Other	Total

Balance as of December 31, 2010	$487.3	$24.9	$1.9	$514.1
Acquisitions	62.9	2.5	4.7	70.1
Amortization expense	(56.8)	(1.6)	(2.2)	(60.6)
Other additions and foreign currency translation	(2.3)	(0.2)	0.9	(1.6)
Balance as of December 30, 2011	491.1	25.6	5.3	522.0
Acquisitions	163.0	93.5	9.8	266.3
Amortization expense	(93.9)	(4.8)	(2.5)	(101.2)
Other additions and foreign currency translation	3.3	1.7	0.1	5.1
Balance as of December 28, 2012	$563.5	$116.0	$12.7	$692.2

Estimated useful lives	1 - 16 years	1 - 40 years (1)	1 - 13 years

  During the fourth quarter of 2011, we revised the estimated useful life of the Scott Wilson trade name from 25 years to 12 years because we decided to reduce the use of the trade name. The estimated useful life of the Flint trade name in the U.S. and Canada is 40 years.

Our amortization expense related to intangible assets was $101.2 million, $60.6 million, and $49.2 million, respectively, for the years ended December 28, 2012, December 30, 2011, and December 31, 2010.

The following table presents the estimated future amortization expense of intangible assets:

(In millions)	Customer Relationships, Contracts, and Backlog	Trade Name	Favorable Leases and Other	Total

2013	$101.3	$5.6	$1.8	$108.7
2014	89.2	4.6	1.5	95.3
2015	78.1	4.2	1.1	83.4
2016	72.7	4.3	1.1	78.1
2017	67.3	4.3	0.5	72.1
Thereafter	154.9	93.0	6.7	254.6
	$563.5	$116.0	$12.7	$692.2